Exhibit 32.1

CERTIFICATION OF PERIOD REPORT

I, Robert Buck, Chief Executive Officer and Director of TopBuild Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)	the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2026	/s/ Robert Buck
Robert Buck
Chief Executive Officer and Director
(Principal Executive Officer)